UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 10, 2022
3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange
	MMM	Chicago Stock Exchange, Inc.
0.950% Notes due 2023	MMM23	New York Stock Exchange
1.500% Notes due 2026	MMM26	New York Stock Exchange
1.750% Notes due 2030	MMM30	New York Stock Exchange
1.500% Notes due 2031	MMM31	New York Stock Exchange
Note: The common stock of the Registrant is also traded on the SWX Swiss Exchange.
Securities registered pursuant to section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2022 Annual Meeting of Shareholders of the Company held on May 10, 2022, the votes cast with respect to each item of business properly presented at the meeting are as follows:

Proposal No. 1 — The shareholders elected each of the eleven nominees to the Board of Directors for a one-year term by the vote of the majority of votes cast, in accordance with 3M’s Bylaws.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1a. Thomas “Tony” K. Brown	366,547,581	9,131,914	1,214,728	89,360,560
1b. Pamela J. Craig	360,046,492	15,675,697	1,172,034	89,360,560
1c. David B. Dillon	368,297,324	7,384,796	1,212,103	89,360,560
1d. Michael L. Eskew	358,735,716	16,894,427	1,264,080	89,360,560
1e. James R. Fitterling	371,652,540	3,966,486	1,275,197	89,360,560
1f. Amy E. Hood	371,309,969	4,452,083	1,132,171	89,360,560
1g. Muhtar Kent	368,331,209	7,047,108	1,515,906	89,360,560
1h. Suzan Kereere	372,695,623	2,998,508	1,200,092	89,360,560
1i. Dambisa F. Moyo	368,846,366	6,834,399	1,213,458	89,360,560
1j. Gregory R. Page	342,407,782	33,253,888	1,232,553	89,360,560
1k. Michael F. Roman	351,700,363	23,801,467	1,392,393	89,360,560

Proposal No. 2 — The shareholders ratified the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm for 2022.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
434,365,858	30,411,675	1,477,250	N/A

Proposal No. 3 — The shareholders gave an advisory approval of the compensation of the Company’s Named Executive Officers as described in the Company’s 2022 Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
330,389,409	43,650,536	2,854,278	89,360,560

Proposal No.4 — The shareholders did not approve the shareholder proposal on environmental costs reporting.*

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
49,617,159	318,434,074	8,842,990	89,360,560

Proposal No.5 — The shareholders did not approve the shareholder proposal on China audit.*

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
12,226,850	357,945,686	6,721,687	89,360,560

*Under the General Corporation Law of the State of Delaware, the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy at the meeting and entitled to vote on the matter is required to approve the shareholder proposal. In tabulating the voting result, abstentions and, if applicable, broker non-votes are not counted as votes “FOR” or “AGAINST” the proposal. An abstention will, however, be counted as entitled to vote on a proposal and will, therefore, have the effect of a vote “AGAINST.” Applying this standard, the percentage in favor of the shareholder proposal is calculated by dividing the number of FOR votes by the sum of the number of FOR, AGAINST and ABSTAIN votes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Michael M. Dai

Michael M. Dai
Vice President, Associate General Counsel & Secretary
Dated: May 12, 2022